                                                                    EXHIBIT 10.1

                               FIFTH AMENDMENT TO
                           REVOLVING CREDIT AGREEMENT

     THIS FIFTH AMENDMENT TO REVOLVING CREDIT AGREEMENT (the "Amendment") is made and entered into as of the 30th day of April, 2003 (the "Effective Date"), by and among XTO ENERGY INC. (successor by name change to Cross Timbers Oil Company), a Delaware corporation ("Company"), the Banks that are signatories hereto (collectively, the "Banks"), JP MORGAN CHASE BANK (successor by merger to Morgan Guaranty Trust Company of New York), as Administrative Agent for Banks, BANK OF AMERICA, N.A., as Syndication Agent for Banks, JP MORGAN CHASE BANK (successor by merger to The Chase Manhattan Bank), as Documentation Agent for Banks, and FLEET NATIONAL BANK, as Co-Documentation Agent for Banks.

                              W I T N E S S E T H:

     WHEREAS, Company, JPMorgan Chase Bank (successor by merger to Morgan Guaranty Trust Company of New York), as Administrative Agent for Banks, Bank of America N.A., as Syndication Agent for Banks, JPMorgan Chase Bank (successor by merger to The Chase Manhattan Bank), as Documentation Agent for Banks, Fleet National Bank, as Co-Documentation Agent for Banks, and Banks have entered into that certain Revolving Credit Agreement dated as of May 12, 2000 (as amended by that certain First Amendment to Revolving Credit Agreement dated as of June 20, 2000 among Company and Banks, as amended by that certain Second Amendment to Revolving Credit Agreement dated as of February 16, 2001 among Company and Banks, as amended by that certain Third Amendment to Revolving Credit Agreement dated as of May 1, 2001 among Company and Banks, as amended by that certain Fourth Amendment to Revolving Credit Agreement dated as of May 3, 2002 among Company and Banks as amended hereby and as amended from time to time hereafter, the "Loan Agreement").

     WHEREAS, the parties hereto desire to amend the Loan Agreement as set forth herein.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

                                    ARTICLE I
                           Definitions and References

     1.01 Unless otherwise specifically defined herein, each term used herein which is defined in the Loan Agreement as in effect immediately prior to the Effective Date shall have the meaning assigned to such term in the Loan Agreement as so in effect. Each reference to "hereof," "hereunder," "herein" and "hereby" and each other similar reference and each reference to "this Loan Agreement" and each other similar reference contained in the Loan

Agreement shall from and after the Effective Date refer to the Loan Agreement as amended hereby.

                                   ARTICLE II
                                   Amendments

     2.01. Amendment to Article I; Additional Defined Terms. Effective as of the Effective Date, Article I of the Loan Agreement is amended by including the following defined terms:

          ""Investment Grade Rating" shall mean a rating equal to or higher than Baa3 (or the equivalent) by Moody's or BBB- (or the equivalent) by S&P."

          ""Moody's" shall mean Moody's Investors Service, Inc. and its successors."

          ""Qualifying Rating" shall mean (a) an Investment Grade Rating from both Rating Agencies or (b) an Investment Grade Rating from either Rating Agency and a rating from the other Rating Agency that is the rating immediately below the Investment Grade Rating for such Rating Agency (being Ba1 (or the equivalent) by Moody's or BB+ (or the equivalent) by S&P."

          ""Rating Agencies" shall mean each of S&P and Moody's."

          ""S&P" shall mean Standard and Poor's Corporation and its successors."

     2.02. Amendment to Section 3.08. Effective as of the Effective Date,
Article 3 of the Loan Agreement is amended by including the following Section
3.08 at the conclusion of such Article:

          "3.08. Release of Liens." At such time that Company's senior unsecured long-term Indebtedness receives a Qualifying Rating and (i) there exists no Event of Default or event which with notice or lapse of time or both would constitute an Event of Default and/or (ii) there exists no Borrowing Base Deficiency, Administrative Agent, upon written request of Company while such Qualifying Rating is in effect, shall (without vote or consent of any Bank) take such actions as shall be required to release the Lien in all Mineral Properties, HGT Units, ART Units, the Capital Stock of the Subsidiaries and other assets or properties that serve as collateral for the Loan and shall return the Letters in Lieu to Company. Upon the release of such Liens, (i) the defined terms "Collateral Documents," "Letters in Lieu," and "Mortgaged Properties" as set forth in Article I of this Loan Agreement shall be deleted and references to such defined terms as they appear throughout this Loan Agreement shall be deleted and (ii) Article 3 (excepting Section 3.07 and this Section 3.08) and Sections 8.19, 8.20,
     8.21 and 10.01(p) of this Agreement shall no longer be applicable and shall be deemed deleted from this Loan Agreement."

     2.03. Amendment to Section 8.22. Effective as of the Effective Date,
Section 8.22 of the Loan Agreement is amended by including the following phrase following the phrase "at the Closing Date and" in the fifth (5th) line of such
Section:

          ", unless Section 3.08 of this Loan Agreement has been given effect prior to the creation of such Subsidiary,"

     2.04. Amendment to Article 8. Effective as of the Effective Date, Article 8 of the Loan Agreement is amended by including the following Section 8.25 at the conclusion of such Article:

          "8.25 Reportable Transactions. Company does not intend to treat the Advances and related transactions as being a "reportable transaction" (within the meaning of Treasury Regulation Section 1.6011-4). In the event Company determines to take any action inconsistent with such intention, it will promptly notify the Administrative Agent thereof."

     2.05. Amendment to Section 13.19. Effective as of the Effective Date,
Section 13.19 of the Loan Agreement is amended by including the following sentence at the conclusion of such Section:

     "Notwithstanding anything herein to the contrary, "confidential information" shall not include, and each Bank may disclose without limitation of any kind, any information with respect to the "tax treatment" and "tax structure" (in each case, within the meaning of Treasury Regulation Section 1.6011-4) of the transactions contemplated hereby and all materials of any kind (including opinions or other tax analysis) that are provided to such Bank relating to such tax treatment and tax structure; provided that with respect to any document or similar item that in either case contains information concerning the tax treatment or tax structure of the transaction as well as other information, this sentence shall only apply to such portions of the document or similar item that relate to the tax treatment or tax structure of the Advances and transactions contemplated hereby."

     2.06. Amendment to Section 13.20. Effective as of the Effective Date,
Section 13.20 of the Loan Agreement is amended by including the following sub-clause (c) at the conclusion of such Section:

          "(c) If Company should exercise its rights under Section 3.08 of this Loan Agreement and all conditions set forth in such Section 3.08 to the exercise of such rights have been satisfied, Administrative Agent shall (without notice to or vote or consent of any Bank) take such actions as shall be required to release the Lien in all Mineral Properties, HGT Units, ART Units and other assets or properties that serve as collateral for the Loan, and to return the Letters in Lieu to Company."

     2.07. Amendment to Schedule I. Effective as of the Effective Date, Schedule I to the Loan Agreement is deleted and the Schedule I attached hereto is substituted therefor.

                                   ARTICLE III
                          Borrowing Base Determination

     3.01. Pursuant to Section 5.03 of the Loan Agreement, effective as of the Effective Date, the Borrowing Base is $1,827,000,000. Company and Banks agree that such Borrowing Base shall be effective as of the Effective Date (rather than the June 30, 2003 Determination Date, it being agreed that the Borrowing Base will not be subject to an additional redetermination of June 30, 2003) and shall remain in effect until it is subsequently redetermined pursuant to Section
5.03 (for the Determination Date of June 30, 2004) or 5.04 of the Loan Agreement or is adjusted according to Section 5.05 of the Loan Agreement.

                                   ARTICLE IV
                               Condition Precedent

     4.01. Counterparts; Conditions to Effectiveness. This instrument shall become effective (and the Loan Agreement shall be amended with the amendments referred to herein) as of the Effective Date when Administrative Agent shall have received a duly executed counterpart hereof signed by Company and all Banks (or, in the case of any Bank as to which an executed counterpart shall not have been received, Administrative Agent shall have received telegraphic, telex or other written confirmation from such party of execution of a counterpart hereof by such Bank).

     4.02. Amendment Fee. Upon Administrative Agent's receipt of duly executed counterparts hereof signed by Company and all Banks, Company shall pay to Administrative Agent (for the account of all Banks) a fee in the amount of 12.5 bps (basis points) of the Commitment, and Administrative Agent shall distribute to each Bank such Bank's Percentage of such fee. The fee payable under this
Section 3.02 shall be paid by Company to Administrative Agent within three (3) Business Days after Company's receipt of Administrative Agent's written request or invoice for same.

                                    ARTICLE V
                  Ratifications, Representations and Warranties

     5.01. Ratifications. The terms and provisions set forth herein shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement immediately before giving effect hereto and the other Loan Papers, and, except as expressly modified, amended, and superseded herein, the terms and provisions of the Loan Agreement and the other Loan Papers are ratified and confirmed and shall continue in full force and effect. Company and Banks agree that the Loan Agreement, as amended hereby, and the other Loan Papers shall continue to be legal, valid, binding and enforceable in accordance with their respective terms.

     5.02. Representations, Warranties and Agreements. Company hereby represents and warrants to Banks that (a) the execution, delivery and performance of the Loan Agreement as amended hereby has been authorized by all requisite corporate action on the part of Company and will not violate the Articles/Certificate of Incorporation or Bylaws of Company; (b) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Papers are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date; (c) no Default or Event of Default under the Loan Agreement, as amended hereby, has occurred and is continuing; and (d) Company is in full compliance with all covenants and agreements contained in the Loan Agreement and the other Loan Papers, as amended hereby.

                                   ARTICLE VI
                           Ratifications by Guarantors

     6.01. Ratification by Guarantors. CT Trading and the Gas Marketing Subsidiaries (collectively, the "Guarantors") hereby acknowledge and agree to the terms hereof and hereby ratify and reaffirm all of their respective obligations under their unconditional guaranties of the Loan and Obligation (the "Guaranties"). Guarantors also hereby agree that nothing in this Amendment shall adversely affect any right or remedy of Banks under the Guaranties and that the execution and delivery of this Amendment shall in no way change or modify their respective obligations as guarantor under the Guaranties. Although the Guarantors have been informed by Company of the matters set forth in this Amendment and the Guarantors have acknowledged and agreed to the same, the Guarantors understand that Banks have no duty to notify Guarantors or to seek Guarantors' acknowledgment or agreement, and nothing contained herein shall create such a duty as to any transaction hereafter.

                                   ARTICLE VII
                            Miscellaneous Provisions

     7.01. Reference to Loan Agreement. The other Loan Papers, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Loan Agreement, as amended hereby, are hereby amended so that any reference in the Loan Agreement and such other Loan Papers to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

     7.02. Expenses of Agents. As provided in the Loan Agreement, Company agrees to pay on demand all reasonable costs and expenses incurred by Agents in connection with the preparation, negotiation and execution of this Amendment, including, without limitation, the costs and fees of Agent's legal counsel, and all reasonable costs and expenses incurred by Banks in connection with the enforcement or preservation of any rights under the Loan Agreement, as amended hereby, or any other Loan Papers, including, without, limitation, the reasonable costs and fees of Agents' legal counsel. Company shall not be responsible for the cost or expense of legal counsel of any other Bank in connection with the preparation, execution and delivery of this Amendment.

     7.03. Counterparts. This instrument may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     7.04. Headings. The headings, captions, and arrangements used herein are for convenience only and shall not affect the interpretation of this instrument.

     7.05. Applicable Law. THE LOAN AGREEMENT AS AMENDED HEREBY AND ALL OTHER LOAN PAPERS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS UNLESS THE LAWS GOVERNING NATIONAL BANKS SHALL HAVE APPLICATION.

     7.06. Final Agreement. THE LOAN AGREEMENT AS AMENDED HEREBY AND THE OTHER LOAN PAPERS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE EFFECTIVE DATE THIS AMENDMENT IS EXECUTED. THE LOAN AGREEMENT AS AMENDED HEREBY AND THE OTHER LOAN PAPERS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THE LOAN AGREEMENT OR THE OTHER LOANS PAPERS SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY COMPANY AND EITHER BANKS OR MAJORITY BANKS, AS PROVIDED IN THE LOAN AGREEMENT.

     IN WITNESS WHEREOF, this Amendment has been executed in multiple originals and is effective as of the date first above-written.

                           [SIGNATURE PAGES TO FOLLOW]

                                        COMPANY:

                                        XTO ENERGY COMPANY, INC.,
                                        a Delaware corporation

                                        By:          /s/ JOHN O'REAR
                                            ------------------------------------
                                            John O'Rear, Vice President and
                                              Treasurer

                                        GUARANTORS:

                                        CROSS TIMBERS TRADING COMPANY,
                                        a Texas corporation

                                        By:          /s/ JOHN O'REAR
                                            ------------------------------------
                                            John O'Rear, Vice President and
                                              Treasurer

                                        RINGWOOD GATHERING COMPANY,
                                        a Delaware corporation

                                        By:          /s/ LOUIS G. BALDWIN
                                            ------------------------------------
                                            Louis G. Baldwin, Vice President
                                              and Treasurer

                                        CROSS TIMBERS ENERGY SERVICES, INC.,
                                        a Texas corporation,

                                        By:          /s/ LOUIS G. BALDWIN
                                            ------------------------------------
                                            Louis G. Baldwin, Vice President
                                              and Treasurer

                                        TIMBERLAND GATHERING & PROCESSING
                                          COMPANY, INC., a Texas corporation

                                        By:          /s/ LOUIS G. BALDWIN
                                            ------------------------------------
                                            Louis G. Baldwin, Vice President
                                              and Treasurer

                                        BANKS:

                                        JP MORGAN CHASE BANK

                                        By:          /s/ ROBERT C. MERTENSOTTO
                                            ------------------------------------
                                            Robert C. Mertensotto, Managing
                                              Director

                                        BANK OF AMERICA, N.A.

                                        By:          /s/ RICHARD STEIN
                                            ------------------------------------
                                            Richard Stein, Managing Director

                                        FLEET NATIONAL BANK

                                        By:       /s/ JEFFREY H. RATHKAMP
                                            ------------------------------------
                                            Name:    Jeffrey H. Rathkamp
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------

                                        ABN-AMRO BANK N.V., HOUSTON AGENCY

                                        By:      ABN-AMRO NORTH AMERICA, INC.

                                        By:          /s/ STUART MURRAY
                                            ------------------------------------
                                            Name:    Stuart Murray
                                                 -------------------------------
                                            Title:   Group Vice President
                                                  ------------------------------

                                        By:          /s/ JOHN REED
                                            ------------------------------------
                                            Name:    John Reed
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------

                                        BANK ONE, NA

                                        By:          /s/ J. Scott Fowler
                                            ------------------------------------
                                            J. Scott Fowler, Director, Capital
                                              Markets

                                        BNP PARIBAS

                                        By:          /s/ BETSY JOCHER
                                            ------------------------------------
                                            Name:    Betsy Jocher
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------

                                        By:          /s/ GABE ELLISOR
                                            ------------------------------------
                                            Name:    Gabe Ellisor
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------


                                        WACHOVIA BANK,  NATIONAL ASSOCIATION

                                        By:      /s/ DAVID E. HUMPHREYS
                                            ------------------------------------
                                        Name:    David E. Humphreys
                                             -----------------------------------
                                        Title:   Vice President
                                              ----------------------------------

                                        BANK OF MONTREAL

                                        By:          /s/ JAMES V. DUCOTE
                                            ------------------------------------
                                            Name:    James V. Ducote
                                                 -------------------------------
                                            Title:   Director
                                                  ------------------------------

                                        THE BANK OF NEW YORK

                                        By:          /s/ RAYMOND J. PALMER
                                            ------------------------------------
                                            Name:    Raymond J. Palmer
                                                 -------------------------------
                                            Title:   Vice President
                                                  ------------------------------

                                        THE BANK OF NOVA SCOTIA

                                        By:          /s/ N. BELL
                                            ------------------------------------
                                            Name:    N. Bell
                                                 -------------------------------
                                            Title:   Senior Manager Loan
                                                       Operations
                                                  ------------------------------

                                        BANK OF SCOTLAND

                                        By:         /s/ JOSEPH FRATUS
                                            ------------------------------------
                                            Name:    Joseph Fratus
                                                 -------------------------------
                                            Title:   First Vice President
                                                  ------------------------------

                                        COMERICA BANK-TEXAS

                                        By:          /s/ MICHELE L. JONES
                                            ------------------------------------
                                        Name:    Michele L. Jones
                                             -----------------------------------
                                        Title:   Vice President
                                              ----------------------------------


                                        CREDIT LYONNAIS NEW YORK BRANCH

                                        By:        /s/ OLIVIER AUDEMARD
                                            ------------------------------------
                                        Name:    Olivier Audemard
                                             -----------------------------------
                                        Title:   Senior Vice President
                                              ----------------------------------
                                        Document:  XTO ENERGY INC FIFTH
                                                 -------------------------------
                                        AMENDMENT TO REVOLVING CREDIT
                                        ----------------------------------------
                                        AGREEMENT
                                        ----------------------------------------

                                        FORTIS CAPITAL CORP.

                                        By:          /s/ DEIDRE SANBORN
                                            ------------------------------------
                                        Name:    Deidre Sanborn
                                             -----------------------------------
                                        Title:   Vice President
                                              ----------------------------------

                                        By:       /s/ DARRELL W. HOLLEY
                                            ------------------------------------
                                        Name:    Darrell W. Holley
                                             -----------------------------------
                                        Title:   Managing Director
                                              ----------------------------------


                                        NATEXIS BANQUES POPULAIRES

                                        By:        /s/ PHILIPPE ROBIN
                                            ------------------------------------
                                        Name:    Philippe Robin
                                             -----------------------------------
                                        Title:   Senior Vice President
                                              ----------------------------------

                                        By:         /s/ DANIEL PAYER
                                            ------------------------------------
                                        Name:    Daniel Payer
                                             -----------------------------------
                                        Title:   Vice President
                                              ----------------------------------

                                        U.S. BANK NATIONAL ASSOCIATION

                                        By:               /s/ MARK E. THOMPSON
                                            ------------------------------------
                                            Mark E. Thompson, Vice President

                                        WELLS FARGO BANK (TEXAS), N.A.

                                        By:        /s/ CHARLES D. KIRKHAM
                                            ------------------------------------
                                            Charles D. Kirkham, Vice President

                                        CITIBANK USA, INC.

                                        By:      /s/ DOUGLAS WHIDDON
                                            ------------------------------------
                                        Name:    Douglas Whiddon
                                             -----------------------------------
                                        Title:   Attorney-In-Fact
                                              ----------------------------------


                                        MIZUHO CORPORATE BANK, LTD.

                                        By:      /s/ THOMAS W. BOYLAN
                                            ------------------------------------
                                        Name:    Thomas W. Boylan
                                             -----------------------------------
                                        Title:   Vice President
                                              ----------------------------------


                                        WASHINGTON MUTUAL BANK

                                        By:      /s/ MARK ISENSEE
                                            ------------------------------------
                                        Name:    Mark Isensee
                                             -----------------------------------
                                        Title:   Vice President
                                              ----------------------------------


                                        UFJ BANK LIMITED

                                        By:        /s/ CLYDE L. REDFORD
                                            ------------------------------------
                                        Name:    Clyde L. Redford
                                             -----------------------------------
                                        Title:   Senior Vice President
                                              ----------------------------------


                                        THE FROST NATIONAL BANK

                                        By:          /s/ JOHN S. WARREN
                                            ------------------------------------
                                            John S. Warren, Senior Vice
                                              President

                                   SCHEDULE I

                                                                 Share of
Bank                                          Percentage         Commitment
----                                          ----------         ----------
JPMORGAN CHASE BANK                             8.7500%          $70,000,000
BANK OF AMERICA, N.A.                           8.1250%          $65,000,000
FLEET NATIONAL BANK                             6.2500%          $50,000,000
CREDIT LYONNAIS NEW YORK BRANCH                 5.9375%          $47,500,000
ABN AMRO BANK, N.V.                             5.0000%          $40,000,000
BANK ONE, NA                                    5.0000%          $40,000,000
BNP PARIBAS                                     5.0000%          $40,000,000
WACHOVIA BANK, NATIONAL ASSOCIATION             5.0000%          $40,000,000
BANK OF MONTREAL                                4.0625%          $32,500,000
BANK OF NEW YORK                                4.0625%          $32,500,000
THE BANK OF NOVA SCOTIA                         4.0625%          $32,500,000
BANK OF SCOTLAND                                4.0625%          $32,500,000
COMERICA BANK-TEXAS                             4.0625%          $32,500,000
FORTIS CAPITAL CORP.                            4.0625%          $32,500,000
NATEXIS BANQUE BFCE                             4.0625%          $32,500,000
U.S. BANK NATIONAL ASSOCIATION                  4.0625%          $32,500,000
WELLS FARGO BANK (TEXAS), N.A.                  4.0625%          $32,500,000
CITICORP NORTH AMERICA, INC.                    3.1250%          $25,000,000
MIZUHO CORPORATE BANK, LTD.                     3.1250%          $25,000,000
UFJ BANK LIMITED                                3.1250%          $25,000,000
WASHINGTON MUTUAL BANK                          3.1250%          $25,000,000
THE FROST NATIONAL BANK                         1.8750%          $15,000,000
                                                ------            ----------
                  Total                         100.00%         $800,000,000